Other Disclosures	12 Months Ended
Dec. 31, 2022
Other Disclosures
Other Disclosures

Section 5 – Other Disclosures

This section is comprised of various statutory disclosures or notes that are of secondary importance for the understanding of Genmab’s financials.

5.1 – Remuneration of the Board of Directors and Executive Management

The total remuneration of the Board of Directors and Executive Management is as follows:

(DKK million)	2022	2021	2020

Wages and salaries	55	51	48
Share-based compensation expenses	70	58	43
Defined contribution plans	2	2	2

Total	127	111	93

The remuneration packages for the Board of Directors and Executive Management are described in further detail in Genmab’s 2022 Compensation Report. The remuneration packages are denominated in DKK, EUR, or USD. The Compensation Committee of the Board of Directors performs an annual review of the remuneration packages. All incentive and variable remuneration is considered and adopted at the Company’s Annual General Meeting.

Share-based compensation is included in the income statement and reported in the table above. Share-based compensation expense represents the estimated fair value of the awards at grant date and does not represent actual cash compensation received by the Board Members or Executive Management. Refer to

Note 4.6 for additional information regarding Genmab’s share-based compensation programs and accounting policies.

Remuneration to the Board of Directors

	Base Board Fee			Committee Fees			Share-Based Compensation Expenses			Total
(DKK million)	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020

Deirdre P. Connelly	1.2	1.2	1.1	0.5	0.5	0.5	0.9	0.7	0.7	2.6	2.4	2.3
Pernille Erenbjerg	0.9	0.9	0.7	0.4	0.4	0.4	0.7	0.5	0.4	2.0	1.8	1.5
Anders Gersel Pedersen	0.6	0.6	0.4	0.4	0.4	0.4	0.5	0.4	0.5	1.5	1.4	1.3
Paolo Paoletti	0.6	0.6	0.4	0.3	0.3	0.3	0.5	0.4	0.4	1.4	1.3	1.1
Rolf Hoffmann	0.6	0.6	0.4	0.3	0.4	0.3	0.5	0.4	0.5	1.4	1.4	1.2
Elizabeth O’Farrell[1]	0.5	-	-	0.2	-	-	0.6	-	-	1.3	-	-
Jonathan Peacock[2]	-	0.5	0.3	-	0.3	0.3	-	0.6	0.4	-	1.4	1.0
Mats Pettersson[3]	-	-	0.3	-	-	0.1	-	-	1.6	-	-	2.0
Mijke Zachariasse[4]	0.6	0.6	0.4	-	-	-	0.4	0.3	0.1	1.0	0.9	0.5
Martin Schultz[4]	0.5	-	-	-	-	-	-	-	-	0.5	-	-
Takahiro Hamatani[4]	0.5	-	-	-	-	-	-	-	-	0.5	-	-
Peter Storm Kristensen[5]	0.1	0.6	0.4	-	-	-	0.1	0.4	0.4	0.2	1.0	0.8
Rima Bawarshi Nassar[5,6]	0.1	0.6	0.1	-	-	-	0.1	0.2	-	0.2	0.8	0.1
Daniel J. Bruno[6]	-	-	0.3	-	-	-	-	-	(0.4)	-	-	(0.1)

Total	6.2	6.2	4.8	2.1	2.3	2.3	4.3	3.9	4.6	12.6	12.4	11.7

1 – Elizabeth O’Farrell was newly elected to the Board of Directors at the Annual General Meeting in March 2022.

2 – Jonathan Peacock stepped down from the Board of Directors effective November 15, 2021, due to increased responsibilities in connection with his other board commitments.

3 – Mats Pettersson stepped down from the Board of Directors at the Annual General Meeting in March 2020.

4 – Employee elected board members were elected at the Annual General Meeting in March 2022.

5 – Peter Storm Kristensen and Rima Bawarshi Nassar stepped down from the Board of Directors as employee elected board members at the Annual General Meeting in March 2022.

6 – Daniel J. Bruno stepped down from the Board of Directors and Rima Bawarshi Nassar replaced Daniel J. Bruno on the Board of Directors as an employee elected board member during August 2020.

Refer to the section “Board of Directors” in Management’s Review for additional information regarding the Board of Directors.

Remuneration to the Executive Management

	Base Salary			Defined Contribution Plans			Other Benefits			Annual Cash Bonus			Share-Based Compensation Expenses			Total
(DKK million)	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020	2022	2021	2020

Jan van de Winkel	8.6	7.9	7.3	1.3	1.1	1.0	0.3	0.6	1.0	8.6	7.9	8.4	22.9	20.6	19.6	41.7	38.1	37.3
Anthony Pagano[1]	4.3	3.2	3.0	0.1	0.1	0.1	-	-	-	2.6	1.9	2.3	9.5	7.2	5.2	16.5	12.4	10.6
Anthony Mancini[2]	4.7	3.9	3.1	0.1	0.1	0.1	-	3.1	3.3	2.8	2.3	2.0	11.4	7.2	3.1	19.0	16.6	11.6
Judith Klimovsky	4.9	4.0	4.0	0.1	0.1	0.1	-	-	0.1	2.9	2.5	3.0	14.1	13.2	12.7	22.0	19.8	19.9
Tahamtan Ahmadi[3]	4.6	3.3	-	0.1	0.1	-	-	-	-	2.8	2.0	-	7.7	5.5	-	15.2	10.9	-
David A. Eatwell[1]	-	-	0.9	-	-	0.1	-	-	2.5	-	-	-	-	-	(2.3)	-	-	1.2

Total	27.1	22.3	18.3	1.7	1.5	1.4	0.3	3.7	6.9	19.7	16.6	15.7	65.6	53.7	38.3	114.4	97.8	80.6

1 – David A. Eatwell stepped down as CFO on February 29, 2020, and Anthony Pagano was appointed CFO and member of the Executive Management on March 1, 2020.

2 – Anthony Mancini was appointed Chief Operating Officer and member of the Executive Management in March 2020.

3 – Tahamtan Ahmadi was appointed Chief Medical Officer, Head of Experimental Medicines and member of the Executive Management in March 2021.

Genmab has decided to implement an administrative organizational change whereby effective January 1, 2023, only Jan van de Winkel, President and Chief Executive Officer, and Anthony Pagano, Executive Vice President and Chief Financial Officer, will be formally registered as executive managers with the Danish Business Authority. Judith Klimovsky, Executive Vice President and Chief Development Officer, Anthony Mancini, Executive Vice President and Chief Operating Officer, and Tahamtan Ahmadi, Executive Vice President and Chief Medical Officer, will cease to be registered as executive managers with the Danish Business Authority; however, apart from the formal registration amendments there will be no changes to the Executive Management Team, including titles, areas of responsibility or otherwise.

Refer to the section “Senior Leadership” in Management’s Review for additional information regarding the Executive Management.

Severance Payments:

In the event Genmab terminates the service agreements with any member of the Executive Management team without cause, Genmab is obliged to pay his/her existing salary for one or two years after the end of the one-year notice period. However, in the event of termination by Genmab (unless for cause) or by any member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. In 2021, the Remuneration Policy was amended at the Annual General Meeting to specify that the total value of the remuneration relating to the notice period for new members of Executive Management cannot exceed two years of remuneration, including all components of the remuneration. In case of the termination of the service agreements of the Executive Management without cause, the total impact on our financial position is estimated to be approximately DKK 82 million as of December 31, 2022 (2021: DKK 72 million, 2020: DKK 52 million).

5.2 – Related Party Disclosures

Genmab’s related parties are the parent company’s subsidiaries, Board of Directors, Executive Management, and close members of the family of these persons.

Genmab has not granted any loans, guarantees or other commitments to or on behalf of any of the members of the Board of Directors or Executive Management.

Other than the remuneration and other transactions relating to the Board of Directors and Executive Management described in Note 5.1, there were no material related party transactions during 2022, 2021 and 2020.

5.3 – Commitments

PURCHASE OBLIGATIONS

Genmab has entered into a number of agreements related to research and development activities that contain various obligations. These short-term contractual obligations amounted to approximately DKK 1,687 million as of December 31, 2022, all of which is due in less than two years (2021: approximately DKK 1,340 million).

Genmab also has certain contingent commitments under license and collaboration agreements that may become due in the future. As of December 31, 2022, these contingent commitments amounted to approximately DKK 20,077 million (USD 2,880 million) in potential future development, regulatory and commercial milestone payments to third parties under license and collaboration agreements for our pre-clinical and clinical stage development programs as compared to approximately DKK 19,574 million (USD

2,983 million) as of December 31, 2021. These milestone payments generally become due and payable only upon the achievement of certain development, clinical, regulatory or commercial milestones. The events triggering such payments or obligations have not yet occurred.

In addition to the above obligations, Genmab enters into a variety of agreements and financial commitments in the normal course of business. The terms generally allow Genmab the option to cancel, reschedule and adjust our requirements based on our business needs prior to the delivery of goods or performance of services. It is not possible to predict the maximum potential amount of future payments under these agreements due to the conditional nature of our obligations and the unique facts and circumstances involved in each particular agreement.

5.4 – Fees to Auditors Appointed at the Annual General Meeting

(DKK million)	2022	2021	2020

PricewaterhouseCoopers
Audit fees	5.8	5.8	4.9
Audit-related fees	2.0	1.8	1.0
Tax fees	-	-	0.3
All other fees	-	0.1	-

Total	7.8	7.7	6.2

Fees for other services than statutory audit of the financial statements provided by PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab amounted to DKK 2.0 million in 2022 (DKK 1.9 million and DKK 1.3 million in 2021 and 2020, respectively). These services primarily include agreed-upon procedures, other assurance assessments and reports, accounting advice, educational training and tax and VAT compliance.

5.5 – Adjustments to Cash Flow Statements

(DKK million)	Note	2022	2021	2020

Adjustments for non-cash transactions:
Depreciation, amortization and impairment	3.1, 3.2, 3.3	362	248	259
Share-based compensation expenses	2.3, 4.6	439	310	200
Other		-	(32)	-

Total adjustments for non-cash transactions		801	526	459

Change in operating assets and liabilities:
Receivables		(2,213)	(1,074)	306
Deferred revenue		-	-	513
Other payables		283	304	168

Total change in operating assets and liabilities		(1,930)	(770)	987

5.6 – Collaborations and Technology Licenses

Collaborations

Genmab enters into collaborations with biotechnology and pharmaceutical companies to advance the development and commercialization of Genmab’s product candidates and to supplement its internal pipeline. Genmab seeks collaborations that will allow Genmab to retain significant future participation in product sales through either profit-sharing or royalties paid on net sales. Below is an overview of certain of Genmab’s collaborations that have had, or are expected in the near term to have, a significant impact on financial results.

Janssen (Daratumumab/DARZALEX)

In 2012, Genmab entered into a global license, development and commercialization agreement with Janssen for daratumumab (marketed for the treatment of certain multiple myeloma indications as DARZALEX for IV administration and as DARZALEX FASPRO in the U.S. and DARZALEX SC in Europe for SC administration). Under this agreement, Janssen is fully responsible for developing and commercializing daratumumab, and all costs associated therewith. Genmab receives tiered royalty payments between 12% and 20% based on Janssen’s annual net product sales. The royalties payable by Janssen are limited in time and subject to reduction on a country-by-country basis for customary reduction events, including upon patent expiration or invalidation in the relevant country and upon the first commercial sale of a biosimilar product in the relevant country (for as long as the biosimilar product remains for sale in that country). Pursuant to the terms of the agreement, Janssen’s obligation to pay royalties under this agreement will expire on a country-by-country basis on the later of the date that is 13 years after the first commercial sale of daratumumab in such country or upon the expiration of the last-to-expire relevant Genmab-owned patent (as defined in the agreement) covering daratumumab in such country. Genmab is also eligible to receive certain additional payments in connection with development, regulatory and sales milestones.

In September 2020, Genmab commenced binding arbitration of two matters arising under its license agreement with Janssen relating to daratumumab. Under the license agreement, Genmab is, among other things, entitled to royalties from Janssen on net sales of daratumumab (marketed as DARZALEX for IV administration and as DARZALEX FASPRO in the U.S. and as DARZALEX SC in Europe for SC administration). In April 2022, the arbitral tribunal issued an award in the binding arbitration of the two matters. Genmab did not seek a review of the award, and the award is now final.

The first matter concerned the question as to whether Janssen’s obligation to pay royalties on sales of licensed product extends, in each applicable country, until the expiration or invalidation of the last-to-expire relevant Genmab-owned patent or the last-to-expire relevant Janssen-owned patent covering the product, as further defined and described in the license agreement. As to that matter, the tribunal determined by majority opinion that Janssen’s obligation to pay royalties to Genmab on sales of licensed product, in each applicable country, extends through the expiration or invalidation of the last-to-expire relevant Genmab-owned patent covering the product or use thereof, but not the relevant Janssen-owned patent. The relevant Genmab-owned issued U.S., European and Japanese patents will expire in the late 2020s and early 2030s.

The second matter concerned the question as to whether Genmab is required to share in Janssen’s royalty payments to Halozyme for the Halozyme enzyme technology used in the SC formulation of daratumumab (marketed as DARZALEX FASPRO in the U.S.). The royalties Janssen pays to Halozyme represent a mid-single digit percentage rate of SC daratumumab sales. As to that matter, the tribunal ruled by majority opinion that Janssen is permitted to continue reducing its royalty payments to Genmab as an offset against a share of Janssen’s royalty payments made to Halozyme.

On June 9, 2022, Genmab announced the commencement of a second arbitration under the daratumumab license agreement with Janssen. This second arbitration follows from the award in the prior arbitration, where the tribunal ruled in favor of Janssen on the question as to whether Genmab is required to share in Janssen’s royalty payments to Halozyme for its technology used in the daratumumab SC product. The tribunal based its ruling on the finding that DARZALEX FASPRO constitutes a new licensed product under the license agreement.

In this second arbitration, Genmab is consequently seeking an award of USD 405 million plus interest in accrued milestone payments for DARZALEX FASPRO and a declaration that it is entitled to a new 13-year royalty term from the date of DARZALEX FASPRO’s first commercial sale. See Company Announcement no. 21/2022.

Novartis (Ofatumumab/Kesimpta)

Genmab and GlaxoSmithKline (GSK) entered a co-development and collaboration agreement for ofatumumab in 2006. The full rights to ofatumumab were transferred from GSK to Novartis in 2015. Novartis is now fully responsible for the development and commercialization of ofatumumab in all potential indications, including autoimmune diseases. Genmab is entitled to a 10% royalty payment of net sales for non-cancer treatments. Novartis’s obligation to pay royalties under this agreement expire on a country-by-country basis only in the event Novartis is no longer selling such product is a given country. In 2020 SC ofatumumab was approved by the U.S. FDA, as Kesimpta, for the treatment of RMS in adults.

Ofatumumab was also previously approved as Arzerra® for certain CLL indications. In 2019, the marketing authorization for Arzerra was withdrawn in the EU and several other territories. In August 2020, Genmab announced that Novartis planned to transition Arzerra to an oncology access program for CLL patients in the U.S. In 2020, Genmab recognized USD 30 million lump sum from Novartis as payment for lost potential royalties. Ofatumumab is no longer in development for CLL.

Roche (Teprotumumab/TEPEZZA)

In May 2001, Genmab entered a collaboration with Roche to develop human antibodies to disease targets identified by Roche. In 2002, this alliance was expanded, and Roche made an equity investment in Genmab. Under the agreement, Genmab will receive milestones as well as royalty payments on successful products and, in certain circumstances, Genmab could obtain rights to develop products based on disease targets identified by Roche.

Teprotumumab was created by Genmab under the collaboration with Roche and development and commercialization of the product, approved in 2020 by the U.S. FDA, as TEPEZZA, for the treatment of TED, is now being conducted by Horizon under a license from Roche. Under the terms of Genmab’s agreement with Roche, Genmab will receive mid-single digit royalties on sales of TEPEZZA.

Seagen (Tisotumab vedotin/Tivdak)

In September 2010, Genmab and Seagen entered into an ADC collaboration, and a commercial license and collaboration agreement was executed in October 2011. Under the agreement, Genmab was granted rights to utilize Seagen’s ADC technology with its human monoclonal TF antibody. Seagen was granted rights to exercise a co-development and co-commercialization option at the end of Phase 1 clinical development for tisotumab vedotin. In August 2017, Seagen exercised this option. In October 2020, Genmab and Seagen entered into a joint commercialization agreement. Genmab is co-promoting tisotumab vedotin in the U.S. and will lead commercial operational activities and book sales in Japan, while Seagen will lead operational commercial activities in the U.S., Europe and China with a 50:50 cost and profit split in those markets. In any other markets, Seagen will be responsible for commercializing tisotumab vedotin and Genmab will receive royalties based on a percentage of aggregate net sales ranging from the mid-teens to the mid-twenties. The companies will continue the practice of joint decision-making on the worldwide development and commercialization strategy for tisotumab vedotin.

In September 2021, tisotumab vedotin was approved by the U.S. FDA and is marketed under the trade name Tivdak. Seagen records product sales of Tivdak in the U.S. and Genmab shares 50% of the profits for this product.

AbbVie (Epcoritamab)

On June 10, 2020, Genmab entered into a broad oncology collaboration agreement with AbbVie to jointly develop and commercialize epcoritamab, DuoHexaBody-CD37 and DuoBody-CD3x5T4, and a discovery research collaboration for future differentiated antibody therapeutics for cancer. For epcoritamab, the companies will share commercial responsibilities in the U.S. and Japan, with AbbVie responsible for further global commercialization. Genmab will book sales in the U.S. and Japan and receive tiered royalties on remaining global sales outside of these territories. For any product candidates developed as a result of the companies’ discovery research collaboration, Genmab and AbbVie will share responsibilities for global development and commercialization in the U.S. and Japan. Genmab retains the right to co-commercialize these products, along with AbbVie, outside of the U.S. and Japan.

Under the terms of the agreement, Genmab received a USD 750 million (DKK 4,911 million) upfront payment in June 2020 and was initially entitled to receive an aggregate of up to USD 3.15 billion in additional development, regulatory and sales milestone payments for all programs.  Included in these potential milestones were up to USD 1.15 billion in payments related to clinical development and commercial success across the three bispecific antibody programs originally included in the agreement, one of which, DuoBody-CD3x5T4, was subsequently stopped and another, DuoHexaBody-CD37, now being solely developed by Genmab.

As a result of one program being stopped and another now being solely developed by Genmab, Genmab is instead contractually entitled to receive an aggregate of up to USD 2.55 billion in additional development, regulatory and sales milestone payments for all programs and up to USD 550 million in payments related to clinical development and commercial success for the one remaining bispecific antibody program, epcoritamab, included in the original agreement. In addition, and also included in these potential milestones, if all four next-generation antibody product candidates developed as a result of the discovery research collaboration are successful, Genmab is eligible to receive up to USD 2.0 billion in option exercise and success-based milestones. Genmab is further entitled to tiered royalties between 22% and 26% on net sales for epcoritamab outside the United States and Japan. Except for these royalty-bearing sales, Genmab will share with AbbVie pre-tax profits from the sale of licensed products on a 50:50 basis.  Genmab and AbbVie split 50:50 the development costs related to epcoritamab, while Genmab will be responsible for 100% of the costs for DuoHexaBody-CD37 (after December 24, 2022) and the discovery research programs up to opt-in.

The total transaction price of USD 750 million (DKK 4,911 million) was allocated to the four performance obligations based on the best estimate of relative stand-alone selling prices. The allocation of the transaction price to the performance obligations is summarized below:

• Delivery of licenses for the three programs: USD 672 million (DKK 4,398 million)

• Co-development activities for the product concepts: USD 78 million (DKK 513 million)

For the license grants, Genmab based the stand-alone selling price on a discounted cash flow approach and considered several factors including, but not limited to, discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential. For co-development activities related to up to four product concepts, a cost-plus margin approach was utilized.

The performance obligations related to the delivery of licenses were completed at a point in time (June 2020) and Genmab recognized USD 672 million (DKK 4,398 million) as license fee revenue in June 2020. After delivery of the licenses, Genmab shares further development and commercial costs equally with AbbVie.

AbbVie is not assessed as a customer but as a collaboration partner, and as such this part of the collaboration is not in scope of IFRS 15.

In September 2021, Genmab, along with AbbVie, decided that the data did not support the further development of DuoBody-CD3x5T4. In June 2022, AbbVie decided to discontinue co-development of DuoHexaBody-CD37. Upon expiry of the 180-day notice period on December 24, 2022, Genmab became solely responsible for the further development of DuoHexaBody-CD37 against low-single digit royalty payments to AbbVie, up to an agreed maximum total royalty amount, based on future potential sales of the product.

Refer to Note 3.6 for information pertaining to the remaining performance obligation related to co-development activities for the product concepts.

BioNTech

In May 2015, Genmab entered into an agreement with BioNTech to jointly research, develop and commercialize bispecific antibody products using Genmab’s DuoBody technology platform. Under the terms of the agreement, BioNTech will provide proprietary antibodies against key immunomodulatory targets, while Genmab provides proprietary antibodies and access to its DuoBody technology platform. Genmab paid an upfront fee of USD 10 million to BioNTech and an additional fee as certain BioNTech assets were selected for further development. If the companies jointly select any product candidates for clinical development, development costs and product ownership will be shared equally going forward. If one of the companies does not wish to move a product candidate forward, the other company is entitled to continue developing the product on predetermined licensing terms. The agreement also includes provisions which will allow the parties to opt out of joint development at key points. During July 2022, Genmab and BioNTech expanded this collaboration to include the joint research, development and commercialization of monospecific antibody candidates using Genmab’s HexaBody technology platform.

Genmab and BioNTech have four investigational medicines currently in clinical development: DuoBody-CD40x4-1BB (GEN1042/BNT312), DuoBody-PD-L1x4-1BB (GEN1046/BNT311), HexaBody-CD27 (GEN1053/BNT313) and GEN1056 (BNT322).

Janssen (DuoBody)

In July 2012, Genmab entered into a collaboration with Janssen to create and develop bispecific antibodies using our DuoBody technology platform. Under this original agreement, Janssen had the right to use the DuoBody technology platform to create panels of bispecific antibodies (up to 10 DuoBody programs) to multiple disease target combinations. Genmab received an upfront payment of USD 3.5 million from Janssen and will potentially be entitled to milestone and license payments of up to approximately USD 175 million, as well as royalties for each commercialized DuoBody product.

Under the terms of a December 2013 amendment, Janssen was entitled to work on up to 10 additional programs. Genmab received an initial payment of USD 2 million from Janssen. For each of the additional programs that Janssen successfully initiates, develops and commercializes, Genmab will potentially be entitled to receive average milestone and license payments of approximately USD 191 million. Genmab will be entitled to royalties on sales of any commercialized products. All research work is funded by Janssen.

Janssen has exercised 14 licenses under this collaboration, not all of which are active, and no further options remain for use by Janssen.

As of December 31, 2022, three DuoBody-based products created under this collaboration were in active clinical development. Of these, RYBREVANT and TECVAYLI were the first and second medicines, respectively, created using the DuoBody technology platform to receive regulatory approval. In December

2022, Janssen submitted a BLA to the U.S. FDA for the third product in active clinical development, talquetamab, for the treatment of patients with relapsed or refractory multiple myeloma. Genmab receives milestones and royalties between 8% and 10% for RYBREVANT and milestones and a mid-single digit royalty for TECVAYLI based on Janssen’s annual net product sales. Pursuant to the terms of the DuoBody agreement, Janssen’s obligation to pay these royalties will expire on a country-by-country and licensed product-by-licensed product basis on the later of the date that is 10 years after the first sale of each licensed product in such country or upon the expiration of the last-to-expire relevant product patent (as defined in the agreement) covering the licensed product in such country.

5.7 – Subsequent Events

No events have occurred subsequent to the balance sheet date that could significantly affect the financial statements as of December 31, 2022.